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                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement relating to the Pennzoil Company 1998 Stock Option Plan of our report dated February 27, 1998 included in Pennzoil Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



Houston, Texas
July 13, 1998